Exhibit 10.1

                   MODIFICATION & EXTENSION OF TRUST DEED NOTE

On August 22, 2003, Penge Corporation and Kirk Fischer executed a Note and Trust Deed in favor of Monitor Finance, L.C. and First Capital Funding, L.C. in the amount of $226,469.00. The Trust Deed was recorded August 22, 2003 as Entry No. 030829929 in the records of the Cochise County Recorder. The Trust Deed encumbered the real property described on the attached Exhibit "A". A modification and extension was then executed March 1, 2004.

Penge Corporation and Kirk Fischer hereby acknowledge that the current balance owing is $284,291.07.

The parties hereby modify said Trust Deed Note as follows:

"The balloon date is amended to 9/1/06."
"A fee of $5,685.82 shall be charged for said extension"

The parties acknowledge that the same terms and conditions of the original Note, extension dated 3/1/04, and Trust Deed will remain in force and unchanged with exception of the above modifications.

Date: July 1, 2006

/s/ Kirk Fischer
______________________________
Kirk Fischer



______________________________
Penge Corporation
By: _________________
Its: _________________



/s/ Miles C. Pitcher
______________________________
Monitor Finance, L.C.
By: Miles C. Pitcher
Its: Co-Operating Manager